MERRILL LYNCH BALANCED FUND
                    for Investment and Retirement, Inc.

                     Supplement dated October 13, 1995
                   to Prospectus dated January 31, 1995

     On October 13, 1995, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization between the Fund and Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation") pursuant to which the Fund would transfer substantially all of its assets and substantially all of its liabilities to Global Allocation in exchange for newly issued shares of Global Allocation, and thereafter deregister as an investment company under the Investment Company Act of 1940, as amended, and dissolve in accordance with the laws of the State of Maryland (the "Reorganization").

     The Reorganization is conditioned upon: (i) approval by the Fund's shareholders of the Reorganization, and (ii) the receipt of a favorable ruling from the Internal Revenue Service concerning the tax consequences of the Reorganization. A special meeting of shareholders of the Fund will be called to consider and act upon a proposal to approve the Reorganization. It is currently anticipated that a Notice of the Special Meeting and a related Proxy Statement and Prospectus will be distributed to Fund shareholders in November 1995 and that the special meeting will take place on December 21, 1995. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place as early as possible in calendar year 1996.

     The Fund and Global Allocation are open-end management investment companies with similar, though not identical, investment objectives. The Fund seeks to provide shareholders with as high a level of total investment return as is consistent with a reasonable and relatively low level of risk. Global Allocation seeks to provide a high total investment return, consistent with prudent risk. The Board of Directors of Global Allocation approved the Reorganization on October 2, 1995.

     Merrill Lynch Asset Management, L.P., investment adviser to both the Fund and Global Allocation, believes that the Reorganization will benefit the Fund's shareholders in several ways. First, Balanced Fund shareholders will remain invested in an open-end fund that has an investment objective similar to that of Balanced Fund, although not identical. Second, Balanced Fund shareholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

     If the Reorganization takes place, Fund shareholders will receive shares of that class of shares of Global Allocation having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenence fees, and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

Code #  10331- 1095ALL